Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO FIRST LIEN TERM LOAN CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO FIRST LIEN TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of July 1, 2025 by and among XEROX CORPORATION, a New York corporation (the “Borrower”), XEROX HOLDINGS CORPORATION, a New York corporation (“Holdings”), the other Loan Parties party hereto, each 2025 Incremental Term Lender (as defined below) party hereto and JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, and the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain First Lien Term Loan Credit Agreement, dated as of November 17, 2023 (as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified from time to time, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to that certain Equity Purchase Agreement, dated as of December 22, 2024 (together with any exhibits and schedules thereto, as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified from time to time, the “Acquisition Agreement”), by and among the Borrower, Lexmark International II, LLC (the “Company”; the Company together with its subsidiaries, the “Acquired Business”) and the Sellers (as defined therein), the Borrower will acquire, directly or indirectly, all of the outstanding equity interests of the Company (the “Acquisition”).

WHEREAS, in connection with the Acquisition, all indebtedness, guarantees and commitments under that certain Credit Agreement, dated as of July 13, 2022 (as amended, restated, amended and restated, supplemented, extended, renewed or otherwise modified from time to time, the “Lexmark TLA Credit Agreement” and the lenders thereunder, the “Lexmark TLA Lenders”)), among the Company, Lexmark International, Inc., (“Lexmark”) the other guarantors party thereto from time to time, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (the “Lexmark Administrative Agent”), and each of the entities from time to time party thereto as lenders, shall be repaid and terminated in full (together with the refinancing or discharge of any other indebtedness required to be repaid, terminated or discharged pursuant to the terms of the Acquisition Agreement, the “Refinancing”);

WHEREAS, each 2025 Incremental Term Lender (as defined below) or its affiliates or managed funds are Lexmark TLA Lenders (such Lexmark TLA Lenders, the “Specified Lexmark TLA Lenders”) that hold obligations outstanding under the Lexmark TLA Credit Agreement immediately prior to the date hereof;

WHEREAS, pursuant to Section 2.22 of the Existing Credit Agreement, the Borrower has requested an Incremental Facility in an aggregate principal amount of $327,152,215.80 (the “2025 Incremental Term Commitments” and any loans in respect thereof, the “2025 Incremental Term Loans”) on terms identical to those applicable to the existing Term Loans (including as to pricing, tenor, rights of payment and prepayment, use of proceeds and right of security) immediately prior to the Amendment No. 1 Effective Date (the “Existing Term Loans”) to finance a portion of the Refinancing and fund the payment of consideration pursuant to the terms and conditions of the Acquisition Agreement and the other payments contemplated by the Acquisition Agreement and any fees, closing payments, premiums, costs and expenses (including any original issue discount or similar fee) incurred in connection with the Acquisition and fund the transactions related to the foregoing (including the payment of all fees, premiums (if any) and expenses incurred in connection with therewith and the transactions related thereto);

WHEREAS, each Person identified as an “2025 Incremental Term Lender” on Schedule 1 attached hereto (collectively, the “2025 Incremental Term Lenders”) agrees to provide 2025 Incremental Term Commitments to the Borrower in the amount set forth on such Schedule 1 on the Amendment No. 1 Effective Date (as defined below) on the terms and subject to the conditions as set forth herein;

WHEREAS, each 2025 Incremental Term Lender hereby directs the Administrative Agent to execute and deliver this Amendment; and

WHEREAS, with respect to the 2025 Incremental Term Commitments, this Amendment is an Incremental Facility Amendment entered into pursuant to Section 2.22 of the Existing Credit Agreement to provide for the 2025 Incremental Term Commitments pursuant hereto.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

SECTION 2. 2025 Incremental Term Loans.

(a) Each party hereto agrees that each 2025 Incremental Term Lender shall be considered a Lender for all purposes under the Loan Documents and execution of this Agreement by the 2025 Incremental Term Lenders shall satisfy the requirements of Section 2.22 of the Existing Credit Agreement. Each 2025 Incremental Term Lender agrees to be bound by the terms of the Loan Documents and to make 2025 Incremental Term Loans to the Borrower in an aggregate amount not to exceed the amount set forth next to such 2025 Incremental Term Lender’s name on Schedule 1 hereto. The 2025 Incremental Term Loans will constitute an increase to the Existing Term Loans. The 2025 Incremental Term Loans shall have terms and provisions identical to the Existing Term Loans and will constitute Term Loans of the same Class as the Existing Term Loans for all purposes under the Credit Agreement. The aggregate principal amount of the 2025 Incremental Term Loans made under this Amendment shall be $327,152,215.80. The Borrower shall use the proceeds of the 2025 Incremental Term Loans as set forth in the recitals hereto.

(b) Without limiting the generality of the foregoing and except as set forth in this Amendment, the 2025 Incremental Term Loans shall: (i) constitute Obligations and have all of the benefits thereof, (ii) have terms, rights, remedies, privileges and protections identical to those applicable to the Existing Term Loans under the Credit Agreement and each of the other Loan Documents and (iii) be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Security Documents and shall rank pari passu in right of payment and with respect to the Collateral.

(c) The 2025 Incremental Term Loans shall be added to (and constitute a part of, be of the same Class and have the same Interest Period and Applicable Rate as) each Borrowing of the outstanding Existing Term Loans on a pro rata basis (based on the relative sizes of such Borrowings), so that each 2025 Incremental Term Lender providing such 2025 Incremental Term Loans will participate proportionately in the outstanding Borrowing of Existing Term Loans. The Administrative Agent is hereby authorized to take all actions as may be reasonably necessary to ensure that all such 2025 Incremental Term Loans are included in each Borrowing of outstanding Existing Term Loans on a pro rata basis and the Administrative Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein. The Administrative Agent and the 2025 Incremental Term Lenders hereby waive the notice period applicable to SOFR Borrowings set forth in Section 2.03 of the Credit Agreement.

(d) Amounts due and payable under Section 2.10 of the Credit Agreement shall be adjusted in accordance with the provisions thereof to include the aggregate principal amount of 2025 Incremental Term Loans hereunder beginning with the Original Term Loan Installment Date to occur with respect to the first full fiscal quarter after the Amendment No. 1 Effective Date.

SECTION 3. Conditions. The effectiveness of this Amendment and the obligations of the 2025 Incremental Term Lenders to provide the 2025 Incremental Term Commitments and make the 2025 Incremental Term Loans thereunder available to the Borrower are subject to the satisfaction of the following conditions precedent (the date of such satisfaction or waiver, the “Amendment No. 1 Effective Date”):

(a) Executed Counterparts. The Administrative Agent shall have received duly executed counterparts of:

(i) this Amendment from (A) Holdings, (B) the Borrower, (C) each other Loan Party, (D) the 2025 Incremental Term Lenders and (E) the Administrative Agent;

(ii) an English law supplemental security deed from (A) each English Loan Party, (B) the Borrower and (C) the Administrative Agent;

(iii) a German law security amendment agreement relating to the assignment agreement originally dated 6 February 2024 from (A) the German Loan Party and (B) the Administrative Agent; and

(iv) a Belgian law governed security confirmation and amendment agreement from (i) the Belgian Loan Party and (B) the Administrative Agent;

(b) Organizational Documents; Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of the Loan Parties dated the Amendment No. 1 Effective Date and certifying:

(i) that attached thereto is a true and complete copy of the charter, articles, by-laws and/or other similar organizational document of such Loan Party (or, in the case of English Loan Parties, the certificate of incorporation, articles of association and (if applicable) memorandum of association, or, in case of any Loan Party incorporated in Germany, a commercial register excerpt (Handelsregisterauszug) of recent date, the articles of association(Gesellschaftsvertrag) and a list of its shareholders (Gesellschafterliste)), and each amendment thereto, except in the case of any Canadian Loan Party and the German Loan Party, certified (as of a date reasonably near the Amendment No. 1 Effective Date) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized;

(ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors and/or equityholders (as applicable) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party or any other document delivered in connection herewith on the Amendment No. 1 Effective Date and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect;

(iii) in relation to each English Loan Party, that the guaranteeing and/or securing of the Obligations by such English Loan Party will not cause any guarantee or security limit binding on such English Loan Party to be exceeded; and

(iv) as to the incumbency and specimen signature of each Responsible Officer authorized to sign the Loan Documents (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this Section 4(b));

(c) Legal Opinions. The Administrative Agent shall have received, on behalf of itself and the 2025 Incremental Term Lenders, a customary legal opinion of (i) Willkie Farr & Gallagher LLP, as U.S. counsel to the Loan Parties and (ii) each local or special counsel to the Loan Parties or Administrative Agent set forth on Schedule 2;

(d) Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form attached as Exhibit B to the Existing Credit Agreement, delivered by the Borrower;

(e) Representations and Warranties. The Specified Acquisition Agreement Representations and the Specified Representations shall be true and correct in all material respects on the Amendment No. 1 Effective Date (except in the case of any such representation and warranty that expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided that any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein);

(f) Expenses. Prior to or substantially concurrently with the Amendment No. 1 Effective Date, the Borrower shall have paid or reimbursed the Administrative Agent for all reasonable and documented fees and expenses required to be paid by the Borrower under the Existing Credit Agreement for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 1 Effective Date or such later date to which the Borrower may agree (limited in the case of legal fees and expenses, to the reasonable and documented legal fees of Latham & Watkins LLP and half of the reasonable and documented fees and expenses of Allen Overy Shearman Sterling LLP and, if necessary, one firm of counsel in each relevant jurisdiction) (which amounts may be offset against the proceeds of the 2025 Incremental Term Loans);

(g) Know Your Customer and Other Required Information. So long as reasonably requested in writing to the Borrower at least ten (10) Business Days prior to the Amendment No. 1 Effective Date, the Administrative Agent and the Lenders shall have received, at least two (2) Business Days prior to the Amendment No. 1 Effective Date (or such shorter period as the Administrative Agent may agree) (i) all documentation and other information relating to the Borrower and the other Guarantors (after giving effect to the transactions contemplated by this Amendment) reasonably required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and (ii) solely to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in relation to the Borrower, which certification shall be substantially similar to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

(h) Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the matters set forth in Section 3(e) above as of the Amendment No. 1 Effective Date;

(i) Good Standing Certificate. The Administrative Agent shall have received a good standing certificate or similar certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of each Loan Party’s respective jurisdiction of organization dated as of a recent date prior to the Amendment No. 1 Effective Date;

(j) Acquisition. The Acquisition shall have been consummated or will be consummated substantially concurrently with or immediately following the borrowing of the 2025 Incremental Term Loans;

(k) Acquisition Agreement. The Acquisition Agreement shall not have been amended, modified or waived, and the Borrower (or its applicable affiliate) shall not have consented to any action thereunder or pursuant thereto which would require the consent of the Borrower (or its applicable affiliate) under the Acquisition Agreement, that is, in the aggregate when taken as a whole, materially adverse to the interests of the 2025 Incremental Term Lenders in their respective capacities as such without the consent of the 2025 Incremental Term Lenders (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood and agreed that (1) any change to the definition of “Material Adverse Effect” shall be deemed to be materially adverse to the interests of the 2025 Incremental Term Lenders, (2) no increase in the acquisition consideration shall be deemed to be materially adverse to the interests of the 2025 Incremental Term Lenders so long as such increase is not funded with the proceeds of long-term indebtedness (excluding for the avoidance of doubt, borrowings under the ABL Credit Agreement (as defined in the Existing Credit Agreement)), (3) no modification to the acquisition consideration as a result of any purchase price adjustment or working capital adjustment expressly contemplated by the Acquisition Agreement as of the date hereof shall constitute a decrease or increase in the acquisition consideration and (4) each 2025 Incremental Term Lender shall be deemed to have consented to any waiver or amendment of the Acquisition Agreement if it shall have not affirmatively objected to any such waiver or amendment within five (5) Business Days (as defined in the Acquisition Agreement (as in effect on December 22, 2024)) of receipt of written notice of such waiver or amendment) and the Acquisition shall be consummated in accordance with the Acquisition Agreement; and

(l) Refinancing. The Refinancing shall have been consummated or shall be consummated substantially concurrently with the funding of the 2025 Incremental Term Loans (which shall, for avoidance of doubt, repay in full (including accrued and unpaid interest and fees) and terminate all obligations of each Specified Lexmark TLA Lender under the Lexmark TLA Credit Agreement).

(m) Notice of Borrowing. The Administrative Agent shall have received an executed Borrowing Request (which shall not include any representation or statement as to the absence (or existence) of any Default or Event of Default) with respect to the 2025 Incremental Term Loans.

As used herein, “Specified Acquisition Agreement Representations” means such of the representations and warranties made by (or with respect to) the Acquired Business in the Acquisition Agreement as are material to the interests of the 2025 Incremental Term Lenders, but only to the extent that the Borrower has (or the Borrower’s applicable affiliate has) the right to terminate the Borrower’s (or its) obligations under the Acquisition Agreement or decline to consummate the Acquisition as a result of a breach of such representations and warranties, in each case, without liability to the Borrower or its affiliates (as determined without giving effect to any waiver, amendment or other modification thereto that is materially adverse to the interests of the 2025 Incremental Term Lenders).

SECTION 4. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to the Administrative Agent that, as of the Amendment No. 1 Effective Date:

(a) the execution, delivery and performance of this Amendment by the Loan Parties party hereto have been duly authorized by all corporate, stockholder, partnership, limited liability company or other applicable action required to be taken by such Loan Party, and will not (i) violate: (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation, memorandum or articles of association or other constitutive documents (including any partnership, limited liability company or operating agreement or by-laws) of any Loan Party; (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority; or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound; (ii) be in conflict with, result in a breach of, constitute (alone or with notice or lapse of time or both) a default under, or give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under, any such indenture, certificate of designation for preferred stock agreement or other instrument referred to in Section 4(a)(i)(C) above; or (iii) result in the creation or imposition of any Lien upon any property or assets of any Loan Party, other than the Liens created by the Loan Documents and Permitted Liens; except, with respect to clauses (i) and (ii) of this Section 4(a), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, restructuring, fraudulent conveyance or other similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (iii) implied covenants of good faith and fair dealing; (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; and (v) the Legal Reservations; and

(c) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or third party is or will be required in connection with this Amendment, the perfection or maintenance of the Liens created under the Security Documents or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral, except for: (i) the filing of Uniform Commercial Code financing statements, PPSA financing statements and equivalent filings in foreign jurisdictions; (ii) filings with the United States Patent and Trademark Office and the United States Copyright Office, the Canadian Intellectual Property Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions; (iii) filings as may be required under the Exchange Act and applicable stock exchange rules in connection therewith; (iv) such as have been made or obtained and are in full force and effect; (v) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; or (vi) filings or other actions listed on Schedule 3.04 of the Credit Agreement.

SECTION 5. Reference to the Effect on the Loan Documents.

(a) As of the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement.

(b) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(d) The Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment No. 1 Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

(e) This Amendment shall constitute notice to the Administrative Agent required under Section 2.22 of the Existing Credit Agreement and the Administrative Agent acknowledges and agrees that such notice period is satisfactory.

SECTION 6. Reaffirmation. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, the Borrower, Holdings and each other Loan Party, as of the Amendment No. 1 Effective Date, (i) acknowledges and agrees that all of its obligations (including, for the avoidance of doubt, obligations with respect to the 2025 Incremental Term Loans) under the Credit Agreement and the other the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by each Loan Party to the Administrative Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Guaranty as and to the extent provided in the Loan Documents (in each case, including, for the avoidance of doubt, with respect to the 2025 Incremental Term Loans) and (iii) acknowledges and agrees that the grants of Liens by and the Guarantees of the Loan Parties contained in the Guaranty and the Security Documents (in each case, including, for the avoidance of doubt, with respect to the 2025 Incremental Term Loans) are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Holdings acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement, the Credit Agreement or any other Loan Document (in each case, including, for the avoidance of doubt, Liens and Guarantees with respect to the 2025 Incremental Term Loans) to consent to the amendment to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Existing Credit Agreement, the Credit Agreement, this Amendment or any Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

SECTION 7. Confirmation of Guarantees and Security Interests. Each Loan Party confirms that all Collateral granted by it will entitle the Secured Parties, including each 2025 Incremental Term Lender to benefit from such Collateral, shall not be affected by the amendments effected or to be effected by this Amendment, shall continue in full force and effect and extend to the liabilities and obligations of the Loan Parties under the Credit Agreement and the other Loan Documents (as amended and restated from time to time) including as varied, amended, supplemented or extended by this Amendment (and which obligations, as amended by this Amendment shall constitute Obligations).

SECTION 8. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and the other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement, and each reference in any other Loan Document (including any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment) to the Existing Credit Agreement shall be deemed to be a reference to the Credit Agreement. This Amendment shall constitute a Loan Document.

SECTION 9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that none of the Loan Parties may assign or transfer any of their rights or obligations under this Amendment without the prior written consent of the Administrative Agent.

SECTION 10. Miscellaneous Provisions. The provisions of Sections10.12, 10.13, 10.14, 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and shall apply hereto.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION);

SECTION 12. Commitment Fee. As consideration for the 2025 Incremental Term Lenders’ commitments with respect to the 2025 Incremental Term Loans, each 2025 Incremental Term Lender shall be paid a commitment fee equal to [redacted]% of the aggregate principal amount of the commitments provided by such 2025 Incremental Term Lender on the Amendment No. 1 Effective Date; provided that it is understood and agreed that the Borrower shall only be required to pay (or cause to be paid) an amount equal to [redacted]% of the 2025 Incremental Term Commitments provided by such 2025 Incremental Term Lender on the Amendment No. 1 Effective Date.

SECTION 13. Cashless Settlement. Notwithstanding anything to the contrary herein, each 2025 Incremental Term Lender acknowledges and agrees that its obligation to fund 2025 Incremental Term Loans to refinance the Converted Amount (as defined in that certain Payoff Letter dated as of the date hereof, by and among Lexmark, the Lexmark Administrative Agent, the Specified Lexmark TLA Lenders and other financial institutions party thereto) of each such Specified Lexmark TLA Lender shall be settled on a cashless basis.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

XEROX HOLDINGS CORPORATION, as Holdings

By:	/s/ Mirlanda Gecaj
Name:	Mirlanda Gecaj
Title:	Vice President and Chief Financial Officer

XEROX CORPORATION, as the Borrower

By:	/s/ Mirlanda Gecaj
Name:	Mirlanda Gecaj
Title:	Vice President and Chief Financial Officer

XEROX FINANCIAL SERVICES LLC, as a Guarantor

By:	/s/ Stuart Kirk
Name:	Stuart Kirk
Title:	Manager, Vice President and Treasurer

XEROX BUSINESS SOLUTIONS LLC, as a Guarantor

By:	/s/ John Bruno
Name:	John Bruno
Title:	President

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

XEROX IT SOLUTIONS, INC., as a Guarantor

By:	/s/ John Bruno
Name:	John Bruno
Title:	President

XEROX IT SOLUTIONS LLC, as a Guarantor

THE SOLE MEMBER OF XEROX IT SOLUTIONS LLC:

XEROX IT SOLUTIONS, INC.

By:	/s/ John Bruno
Name:	John Bruno
Title:	President

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

XEROX CANADA LTD., as a Guarantor

By:	/s/ Karl Boissonneault
Name:	Karl Boissonneault
Title:	President and Director

POWERLAND COMPUTERS LTD., as a Guarantor

By:	/s/ Karl Boissonneault
Name:	Karl Boissonneault
Title:	President and Director

XEROX BUSINESS SOLUTIONS CANADA ULC, as a Guarantor

By:	/s/ Karl Boissonneault
Name:	Karl Boissonneault
Title:	President and Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

ALTODIGITAL NETWORKS LIMITED, as a Guarantor

By:	/s/ Paolo Rossetti
Name:	Paolo Rossetti
Title:	Director

ITEC CONNECT LTD, as a Guarantor

By:	/s/ Paolo Rossetti
Name:	Paolo Rossetti
Title:	Director

XEROX FINANCE LIMITED, as a Guarantor

By:	/s/ Jacques-Edouard Gueden
Name:	Jacques-Edouard Gueden
Title:	Director

XEROX LIMITED, as a Guarantor

By:	/s/ Jacques-Edouard Gueden
Name:	Jacques-Edouard Gueden
Title:	Director

XEROX (UK) LIMITED, as a Guarantor

By:	/s/ Richard Pitceathly
Name:	Richard Pitceathly
Title:	Director

GO INSPIRE GROUP LIMITED, as a Guarantor

By:	/s/ Caroline Shephard
Name:	Caroline Shephard
Title:	Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

XEROX LEASING DEUTSCHLAND GMBH, as a Guarantor

By:	/s/ Martina Vratz
Name:	Martina Vratz
Title:	Managing Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

XEROX FINANCIAL SERVICES BELUX BV, as a Guarantor

By:	/s/ Frank Blomme
Name:	Frank Blomme
Title:	Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

JEFFERIES FINANCE LLC,
as Administrative Agent

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Managing Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a 2025 Incremental Term Lender

By:	/s/ Andrew Earls
Name:	Andrew Earls
Title:	Authorized Signatory

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

MUFG Bank, Ltd.,
as a 2025 Incremental Term Lender

By:	/s/ Marie Gallagher
Name:	Marie Gallagher
Title:	Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

REGIONS BANK,
as a 2025 Incremental Term Lender

By:	/s/ Jeighten Banning
Name:	Jeighten Banning
Title:	Associate

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

TRUIST BANK,
as a 2025 Incremental Term Lender

By:	/s/ Kyle Giesel
Name:	Kyle Giesel
Title:	Director

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

CITICORP NORTH AMERICA, INC.,
as a 2025 Incremental Term Lender

By:	/s/ Ioannis Theocharis
Name:	Ioannis Theocharis
Title:	Vice President

[Amendment No. 1 to First Lien Term Loan Credit Agreement]

SCHEDULE 1

2025 Incremental Term Commitments

[On file with the Administrative Agent]

SCHEDULE 2

LOCAL COUNSEL OPINIONS

[On file with the Administrative Agent]